PRUDENTIAL INVESTMENT PORTFOLIOS, INC.

PGIM Growth Allocation Fund

Supplement dated December 11, 2018 to the Currently Effective

Prospectus, Summary Prospectus and Statement of Additional Information

Proposed Reorganization

The Board of Directors of Prudential Investment Portfolios, Inc., on behalf of PGIM Growth Allocation Fund (“Growth Allocation Fund”) and the Board of Trustees of Prudential Investment Portfolios 9, on behalf of PGIM QMA Large-Cap Core Equity Fund (“Large-Cap Core Fund,” and, together with the Growth Allocation Fund, the “Funds”) recently approved the reorganization of the Growth Allocation Fund into the Large-Cap Core Fund.

Pursuant to this proposal, the assets and liabilities of the Growth Allocation Fund would be exchanged for shares of the Large-Cap Core Fund. The Large-Cap Core Fund shares to be received by the Growth Allocation Fund shareholders in the reorganization would be equal in value and of the same class, except that Class R shareholders of the Growth Allocation Fund will receive Class A shares of the Large-Cap Core Fund, and each share class would be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Growth Allocation Fund shares held by such shareholders immediately prior to the reorganization.

Under the terms of this proposal, Growth Allocation Fund shareholders would become shareholders of Large-Cap Core Fund. No sales charges would be imposed in connection with the proposed transaction. The Growth Allocation Fund and the Large-Cap Core Fund anticipate obtaining an opinion of counsel to the effect that the reorganization transaction will not result in the recognition of gain or loss for federal income tax purposes by either Fund or its shareholders.

The reorganization is subject to approval by the shareholders of the Growth Allocation Fund. It is anticipated that a proxy statement/prospectus relating to the reorganization transaction will be mailed to the shareholders during the first quarter of 2019 and that the special meeting of Growth Allocation Fund shareholders will be held on or about April 2019. If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed during the second quarter of 2019 or as soon as reasonably practicable once shareholder approval is obtained.

If Growth Allocation Fund shareholders approve the reorganization, the Growth Allocation Fund is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date. Growth Allocation Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that all or a portion of the Growth Allocation Fund’s portfolio holdings will be sold prior to the closing of the reorganization, and the Growth Allocation Fund is expected to realize capital gain or loss in connection with those sales. If the Growth Allocation Fund realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

This document is not an offer to sell shares of the Large-Cap Core Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Please read the proxy statement/prospectus carefully, when it is available, because it contains important information about the reorganization and the Large-Cap Core Fund.

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